UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2011

LECROY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26634	13-2507777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Chestnut Ridge Road Chestnut Ridge, New York		10977
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 425-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 5, 2011, LeCroy Corporation, a Delaware corporation, entered into and closed a Membership Interest Purchase Agreement (the “Agreement”) with Bogatin Enterprises, L.L.C. (the “Company”), a Kansas limited liability company. LeCroy Corporation purchased 100% of the outstanding membership interests (the “Purchased Interests”) of the Company.

The foregoing summary of the Membership Interest Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On July 6, 2011, the Company issued a press release announcing the Bogatin transaction, a copy of which press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

2.1	Membership Interest Purchase Agreement dated July 5, 2011 between LeCroy Corporation and Bogatin Enterprises, L.L.C..

99.1	Press release, dated July 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECROY CORPORATION, a Delaware corporation

Date: July 6, 2011	By:	/s/ Sean B. O’Connor
Sean B. O’Connor
Vice President, Finance
Chief Financial Officer,
Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement dated July 5, 2011.

99.1	Press Release dated July 6, 2011

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